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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    February 14, 2001
                                                     -----------------


                         American Pacific Corporation
                         ----------------------------
              (Exact Name of Registrant as Specified in Charter)


            Delaware              1-8137           59-6490478
------------------------------  -----------   ------------------
(State or Other Jurisdiction    (Commission     (IRS Employer
      of Incorporation)         File Number)  Identification No.)



3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada             89109
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  (Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:    (702) 735-2200
                                                    ---------------------



                                      N/A
                                      ---
        (Former Name or Former Address, if Changed Since Last Report.)

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Item 5.  Other Events.
         ------------

On February 14, 2001, American Pacific Corporation issued the press release annexed as an exhibit hereto, which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

        99.1        Press Release dated February 14, 2001


                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              American Pacific Corporation



Dated: February 16, 2001    By:  /s/David N. Keys
                                 ----------------
                                 David N. Keys
                                 Executive Vice President
                                 & Chief Financial Officer


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